                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                     INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                                ---------------

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 16, 1997
                                ----------------
TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Investment Grade Municipal Income Fund Inc. ("Fund") will be held on January 16, 1997 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019 for the following purposes:

    MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS:

        (1) To elect eight (8) directors to serve until the annual meeting of shareholders in 1998, or until their successors are elected and qualified;

        (2) To ratify the selection of Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1997; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

    MATTERS TO BE VOTED UPON ONLY BY HOLDERS OF AUCTION PREFERRED SHARES:

        (4) To elect two (2) directors to serve until the annual meeting of shareholders in 1998 or until their successors are elected and qualified.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 21, 1996. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          SECRETARY
December 4, 1996
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR FOR WHICH YOU ARE ENTITLED TO CAST A VOTE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, THEY WILL NOT BE VOTED.

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                ---------------
                                PROXY STATEMENT
                                ---------------
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 1997

    This statement is furnished to the shareholders of Investment Grade Municipal Income Fund Inc. ("Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on January 16, 1997, or any adjournment or adjournments thereof. This proxy statement will first be mailed to shareholders on or about December 4, 1996.

    A majority of the shares outstanding on November 21, 1996, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting (including a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two directors to be elected by the APS), or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Abstentions and broker non-votes (see below) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

    Except as otherwise indicated herein, all of the outstanding shares of the Fund's common stock and APS will vote together as a single class, and each full share of the Fund's common stock or APS is entitled to one vote with respect to each matter proposed to be voted upon by the Fund's shareholders at the annual meeting. However, as described below in connection with Proposals 1 and 4, the holders of the APS, voting as a separate class, are entitled to elect two of the Fund's directors.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed. With respect to the holders of the APS, if you give no voting instructions, your shares will be voted in favor of the ten nominees for directors named herein and in favor of the remaining proposals described in this proxy statement. With respect to the holders of the Fund's common stock, your shares will be voted in favor of the nominees for the eight directorships on which the holders of the common stock are entitled to vote and in favor of the remaining proposals described in this proxy statement. The proxy card may be revoked by giving another proxy or by letter or telegram revoking your proxy. To be effective, such revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, November 21, 1996, the Fund had outstanding 10,356,667 shares of common stock and 1,600 of the APS, representing Series A and Series B shares. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially or of record 5% or more of the shares of the Fund.

    Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. PaineWebber acts as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Fund's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

    The Fund's annual report containing financial statements for the fiscal year ended September 30, 1996 is being mailed concurrently with this proxy statement.

                    PROPOSALS 1 AND 4. ELECTION OF DIRECTORS

    Proposals 1 and 4 relate to the election of directors of the Fund. Management proposes the election of the ten nominees named in the table below as directors of the Fund. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.

    Holders of the outstanding shares of the APS, voting as a separate class, are entitled to elect two of the Fund's directors. Margo N. Alexander and Meyer Feldberg have been nominated as the directors that are to be elected by holders of the APS. Mr. Feldberg was initially elected by the APS holders in 1995. The other eight directors will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, George W. Gowen, Frederic V. Malek, Carl W. Schafer and John R. Torell III have been nominated by management as the directors that are to be elected by all common stock and APS holders. Unless you give contrary instructions on the enclosed proxy card: if you are a holder of the APS, your shares will be voted in favor of the election of all ten nominees; and if you are a holder of the common stock, your shares will be voted in favor of the eight nominees that are to be elected by all common stock and APS holders. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

    Messrs. Bewkes and Feldberg have served as directors of the Fund since its inception. Mr. Torell was appointed as a director of the Fund on December 16, 1992, Messrs. Armstrong and Burt were appointed to serve as directors of the Fund on February 15, 1995 and Messrs. Gowen, Malek and Schafer and Ms. Farrell were elected as directors of the Fund on April 11, 1996. Directors shall be elected by the vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote thereon. If each of the ten nominees is elected, they will constitute the entire board of directors of the Fund. All directors and officers as a group (21 persons) beneficially owned 25,145 shares of the common stock of the Fund and none of the APS, including shares shown in the table below, on October 31, 1996, representing less than 1% of shares outstanding of the Fund on that date.

                                                                                                  SHARES OWNED
                                                    PRESENT POSITION WITH THE                    BENEFICIALLY ON
                                                FUND; BUSINESS EXPERIENCE DURING                   OCTOBER 31,
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                   1996**
---------------------------------  -----------------------------------------------------------  -----------------
Margo N. Alexander; 49*            DIRECTOR AND PRESIDENT. Mrs. Alexander is president, chief          --
                                   executive officer and a director of Mitchell Hutchins
                                   (since January 1995) and an executive vice president and a director of PaineWebber. Mrs. Alexander is also a director or trustee of 29 investment companies for which Mitchell
                                   Hutchins or PaineWebber serves as investment adviser.

Richard Q. Armstrong; 61           DIRECTOR. Mr. Armstrong is chairman and principal of RQA            --
                                   Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong
                                   is also a director of Hi Lo Automotive, Inc. He was
                                   chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft
                                   drinks and sparkling/still waters) (October 1993-March
                                   1995). Mr. Armstrong was a partner of The New England
                                   Consulting Group (management consulting firm) (December
                                   1992-September 1993). He was managing director of LVMH U.S.
                                   Corporation (U.S. subsidiary of the French luxury goods
                                   conglomerate, Luis Vuitton Moet Hennessey Corporation)
                                   (1987-1991) and chairman of its wine and spirits
                                   subsidiary, Schieffelin & Somerset Company (1987-1991). Mr.
                                   Armstrong is also a director or trustee of 28 investment
                                   companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

E. Garrett Bewkes, Jr.; 70*        DIRECTOR AND CHAIRMAN OF THE BOARD OF DIRECTORS. Mr. Bewkes       24,112
                                   is a director of PaineWebber Group Inc. ("PW Group")
                                   (holding company of PaineWebber and Mitchell Hutchins) and a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of
                                   American Bakeries Company. Mr. Bewkes is also a director of
                                   Interstate Bakeries Corporation and NaPro BioTherapeutics,
                                   Inc. Mr. Bewkes is a director or trustee of 29 investment
                                   companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Richard R. Burt; 49                DIRECTOR. Mr. Burt is chairman of International Equity              --
                                   Partners (international investments and consulting firm)
                                   (since March 1994) and a partner of McKinsey

                                                                                                  SHARES OWNED
                                                    PRESENT POSITION WITH THE                    BENEFICIALLY ON
                                                FUND; BUSINESS EXPERIENCE DURING                   OCTOBER 31,
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                   1996**
---------------------------------  -----------------------------------------------------------  -----------------
                                   & Company (management consulting firm) (since 1991). He is also a director of American Publishing Company and
                                   Archer-Daniels-Midland Co. (agricultural commodities). He
                                   was the chief negotiator in the Strategic Arms Reduction
                                   Talks with the former Soviet Union (1989-1991) and the U.S.
                                   Ambassador to the Federal Republic of Germany (1985-1989).
                                   Mr. Burt is also a director or trustee of 28 investment
                                   companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Mary C. Farrell; 46*               DIRECTOR. Ms. Farrell is a managing director, senior
                                   investment strategist and member of the Investment Policy
                                   Committee of PaineWebber. Ms. Farrell joined PaineWebber in
                                   1982. She is a member of the Financial Women's Association and Women's Economic Roundtable and is employed as a
                                   regular panelist on WALL STREET WEEK with Louis Rukeyser.
                                   She also serves on the Board of Overseers of New York
                                   University's Stern School of Business. Ms. Farrell is a
                                   director or trustee of 28 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.

Meyer Feldberg; 54                 DIRECTOR. Mr. Feldberg is Dean and Professor of Management          --
                                   of the Graduate School of Business, Columbia University.
                                   Prior to 1989, he was president of the Illinois Institute
                                   of Technology. Dean Feldberg is also a director of AMSCO
                                   International Inc. (medical instruments and supplies),
                                   Federated Department Stores, Inc. and New World
                                   Communications Group Incorporated. Mr. Feldberg is a
                                   director or trustee of 28 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.

George W. Gowen; 67                DIRECTOR. Mr. Gowen is a partner in the law firm of                 --
                                   Dunnington, Bartholow & Miller. Prior to May 1994, he was a
                                   partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen
                                   is a director of Columbia Real Estate Investments, Inc. Mr.
                                   Gowen is a director or trustee of 28 investment companies
                                   for which Mitchell Hutchins or PaineWebber serves as
                                   investment adviser.

                                                                                                  SHARES OWNED
                                                    PRESENT POSITION WITH THE                    BENEFICIALLY ON
                                                FUND; BUSINESS EXPERIENCE DURING                   OCTOBER 31,
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                   1996**
---------------------------------  -----------------------------------------------------------  -----------------
Frederic V. Malek; 59              DIRECTOR. Mr. Malek is chairman of Thayer Capital Partners          --
                                   (investment bank) and a co-chairman and director of CB
                                   Commercial Group Inc. (real estate). From January 1992 to
                                   November 1992, he was campaign manager of Bush-Quayle '92.
                                   From 1990 to 1992, he was vice chairman and, from 1989 to
                                   1990, he was president of Northwest Airlines Inc., NWA Inc.
                                   (holding company of Northwest Airlines Inc.) and Wings
                                   Holding Inc. (holding company of NWA Inc.). Prior to 1989, he was employed by the Marriott Corporation (hotels,
                                   restaurants, airline catering and contract feeding), where he most recently was an executive vice president and
                                   president of Marriott Hotels and Resorts. Mr. Malek is also a director of American Management Systems, Inc. (management consulting and computer related services), Automatic Data
                                   Processing, Inc., Avis, Inc. (passenger car rental), FPL
                                   Group, Inc. (electric services), and National Education
                                   Corporation and Northwest Airlines Inc. Mr. Malek is a
                                   director or trustee of 28 investment companies for which
                                   Mitchell Hutchins or PaineWebber serves as investment
                                   adviser.

Carl W. Schafer; 60                DIRECTOR. Mr. Schafer is president of the Atlantic                  --
                                   Foundation (charitable foundation supporting mainly
                                   oceanographic exploration and research). He also is a
                                   director of Roadway Express, Inc. (trucking), The Guardian
                                   Group of Mutual Funds, Evans Systems, Inc. (a motor fuels, convenience store and diversified company), Hidden Lake
                                   Gold Mines Ltd., Electronic Clearing House, Inc.,
                                   (financial transactions processing), Wainoco Oil
                                   Corporation and Nutraceutix, Inc. (bio-technology). Prior
                                   to January 1993, he was chairman of the Investment Advisory
                                   Committee of the Howard Hughes Medical Institute. Mr.
                                   Schafer is a director or trustee of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as an
                                   investment adviser.

John R. Torell III; 57             DIRECTOR. Mr. Torell is chairman of Torell Management, Inc.         100
                                   (financial advisory firm) (since 1989), chairman of
                                   Telesphere Corporation (electronic provider of financial
                                   information) and a partner of Zilkha & Company (merchant
                                   bank and

                                                                                                  SHARES OWNED
                                                    PRESENT POSITION WITH THE                    BENEFICIALLY ON
                                                FUND; BUSINESS EXPERIENCE DURING                   OCTOBER 31,
          NOMINEE; AGE                        PAST FIVE YEARS; OTHER DIRECTORSHIPS                   1996**
---------------------------------  -----------------------------------------------------------  -----------------
                                   investment company). He is the former chairman and
                                   executive officer of Fortune Bancorp (1990-1991 and
                                   1991-1994, respectively). He is the former chairman,
                                   president and chief executive officer of CalFed, Inc.
                                   (savings association) (1988 to 1989) and former president
                                   of Manufacturers Hanover Corp. (bank) (prior to 1988). Mr.
                                   Torell is a director or trustee of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as
                                   investment adviser.

------------

 * Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the Fund as defined by the 1940 Act by virtue of their positions with Mitchell Hutchins and PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned. On October 31, 1996, none of the directors owned any of the APS.

    The board of directors of the Fund met five times during the fiscal year ended September 30, 1996. The Audit Committee of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek, Schafer, and Torell. The duties of the Audit Committee are (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain such independent accountants for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee met once during the Fund's fiscal year ended September 30, 1996.

    The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors of the Fund $1,000 annually and an attendance fee of $150 per meeting of the board and its committees; directors of the Fund who are "interested persons" as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. The table below includes certain information relating to the compensation of the Fund's directors for the fiscal year ended September 30, 1996.

                                                                                                        TOTAL
                                                                        PENSION OR                  COMPENSATION
                                                                        RETIREMENT      ESTIMATED     FROM THE
                                                         AGGREGATE       BENEFITS        ANNUAL     FUND AND THE
                                                       COMPENSATION     ACCRUED AS      BENEFITS    FUND COMPLEX
                       NAME OF                             FROM         PART OF THE       UPON         PAID TO
                  PERSON, POSITION                       THE FUND*    FUND'S EXPENSES  RETIREMENT    DIRECTORS**
-----------------------------------------------------  -------------  ---------------  -----------  -------------
Richard Q. Armstrong,
  Director...........................................    $   2,914          --             --        $     9,000
E. Garrett Bewkes, Jr.,
  Director and chairman of
  the board of directors.............................       --              --             --            --
Richard R. Burt,
  Director...........................................    $   2,414          --             --        $     7,750
Mary C. Farrell,
  Director...........................................    $  --              --             --            --
Meyer Feldberg,
  Director...........................................    $   3,248          --             --        $   106,375
George W. Gowen,
  Director...........................................    $     373          --             --        $    99,750
Frederic V. Malek,
  Director...........................................    $     373          --             --        $    99,750
Carl W. Schafer,
  Director...........................................    $     373                                   $   118,175
John R. Torell III,
  Director...........................................    $   3,289          --             --        $    28,125

------------

 * Represents fees paid to each director during the fiscal year ended September 30, 1996.

** Represents total compensation paid to each director during the calender year ended December 31, 1995.

              PROPOSAL 2. RATIFICATION OF SELECTION OF ACCOUNTANTS

    The Fund's financial statements for the fiscal year ended September 30, 1996 were audited by Price Waterhouse LLP ("Price Waterhouse"), independent accountants. In addition, Price Waterhouse prepares the Fund's federal and state annual income tax returns.

    The board of directors of the Fund has selected Price Waterhouse as the independent accountants for the Fund for the fiscal year ending September 30, 1997, subject to ratification by shareholders of the Fund at the annual meeting. Price Waterhouse has been the Fund's independent accountants since its inception in November 1992. The ratification of Price Waterhouse as independent accountants is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Price Waterhouse has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification.

    Representatives of Price Waterhouse are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, other than Mrs. Alexander, who is a nominee for director, are:

        TERESA M. BOYLE, age 38, vice president of the Fund (appointed February
    1994). Ms. Boyle is a first vice president of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        ELBRIDGE T. GERRY III, age 39, vice president. Mr. Gerry is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to January 1996, he was with J.P. Morgan Private Banking where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Gerry is a vice president of five investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        C. WILLIAM MAHER, age 35, vice president and assistant treasurer of the Fund (appointed June 1995). Mr. Maher is a first vice president and senior manager of the mutual fund finance division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DENNIS MCCAULEY, age 49, vice president of the Fund (appointed November
    1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is also a vice president of 19 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        ANN E. MORAN, age 39, vice president and assistant treasurer of the Fund (appointed September 1992). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        DIANNE E. O'DONNELL, age 44, vice president and secretary of the Fund (appointed August 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        EMIL POLITO, age 36, vice president. Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. From March 1991 to September 1993 he was director of the Mutual Funds Sales Support and Service Center for Mitchell Hutchins and PaineWebber. Mr. Polito is also vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        VICTORIA E. SCHONFELD, age 45, vice president of the Fund (appointed May
    1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is also a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        PAUL H. SCHUBERT, age 33, vice president and assistant treasurer of the Fund (appointed September 1994). Mr. Schubert is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        JULIAN F. SLUYTERS, age 36, vice president and treasurer of the Fund (appointed August 1992). Mr. Sluyters is a senior vice president and director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        GREGORY K. TODD, age 39, vice president and assistant secretary of the Fund (appointed May 1993). Mr. Todd is a first vice president and senior associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 10 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

        KEITH A. WELLER, age 35, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to May 1995, he was an attorney in private practice. Mr. Weller is also a vice president and assistant secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as an investment adviser.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 1998 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Fund no later than August 3 , 1997. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          SECRETARY

December 4, 1996

        It is important that you execute and return your proxy promptly.

-------------------------------

INVESTMENT
GRADE
MUNICIPAL
INCOME FUND INC.

------------------------

                                                 -------------------------------
                                                                      INVESTMENT
                                                                           GRADE
                                                                       MUNICIPAL
                                                                INCOME FUND INC.

                                                 -------------------------------
PROXY STATEMENT

                                                       -------------------------

                                               NOTICE OF
                                               ANNUAL MEETING
                                               TO BE HELD ON
                                               JANUARY 16, 1997
                                               AND
                                               PROXY STATEMENT

                                                             -------------------

                                                                            APS
                                                                           PROXY
                                                                           -----

                 INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 16, 1997

   The undersigned hereby appoints as proxies Gregory K. Todd and Rachel Rosenberg and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                            YOUR VOTE IS IMPORTANT
Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Alamo Direct Mail Services, Inc., 10 Lucon Drive, Deer Park, NY 11729.

      PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.
                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

                                                                          FOR ALL    OR  FOR ALL EXCEPT   OR   WITHHOLD
1. ELECTION OF DIRECTORS
   (INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                   NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME
                   IN THE LIST BELOW AND MARK CENTER BOX TO RIGHT.)        /__/               /__/               /__/

   Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
   Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen,
   Frederic V. Malek, Carl W. Schafer, John R. Torrell III.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                          FOR      AGAINST      ABSTAIN
2. To ratify the selection of Price Waterhouse LLP as
   the Fund's independent auditors for the fiscal year
   ending September 30, 1997.                                            /__/       /__/         /__/

                  This proxy will not be voted unless it is
                dated and signed exactly as instructed below.

If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

                                        Sign exactly as name appears hereon.

                                        __________________________________(L.S.)

                                        __________________________________(L.S.)

                                       Date_______________________________, 1996

                                                                    COMMON STOCK
                                                                        PROXY
                                                                        -----

                 INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 16, 1997

   The undersigned hereby appoints as proxies Gregory K. Todd and Rachel Rosenberg and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                            YOUR VOTE IS IMPORTANT
Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Alamo Direct Mail Services, Inc., 10 Lucon Drive, Deer Park, NY 11729.

      PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.
                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

                                                                          FOR ALL    OR  FOR ALL EXCEPT   OR   WITHHOLD
1. ELECTION OF DIRECTORS
   (INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                   NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME
                   IN THE LIST BELOW AND MARK CENTER BOX TO RIGHT.)        /__/               /__/               /__/

   Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt,
   Mary C. Farrell, George W. Gowen, Frederic V. Malek,
   Carl W. Schafer, John R. Torrell III.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                          FOR      AGAINST      ABSTAIN
2. To ratify the selection of Price Waterhouse LLP as
   the Fund's independent auditors for the fiscal year
   ending September 30, 1997.                                            /__/       /__/         /__/

                  This proxy will not be voted unless it is
                dated and signed exactly as instructed below.

If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

                                        Sign exactly as name appears hereon.

                                        __________________________________(L.S.)

                                        __________________________________(L.S.)

                                       Date_______________________________, 1996